UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 26, 2009
                                                           --------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

         Delaware                     0-28815                  06-1241321
         --------                     -------                  ----------
State or other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


       13  North Street, Litchfield, Connecticut        06759
       -----------------------------------------        -----
        (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation



Section 8.  Other Events.

         Item 8.01.  Other Events.
                     ------------

         At their March 26, 2009 meeting, the Board of Directors of First Litchfield Financial Corporation declared a quarterly cash dividend of five cents ($0.05) per share, a reduction from prior quarters in which the Company has paid quarterly cash dividends of 15 cents ($0.15) per share.

         The dividend will be paid on April 30, 2009 to shareholders of record on April 10, 2009.

Section 9.  Financial Statements and Exhibits.

         Item 9.01  Financial Statements and Exhibits.
                    ---------------------------------

         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits.
             99.1   Press release dated March 27, 2009.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                          FIRST LITCHFIELD FINANCIAL CORPORATION


                          BY:  /s/ JOSEPH J. GRECO
                               ------------------------
                               President and Chief Executive Officer


Dated:  March 26, 2009

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